UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010
Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2011

Date of reporting period: January 1, 2011-June 30, 2011

Kavilco Incorporated

Semi-Annual Report

June 30, 2011 (unaudited)

ITEM 1.	HIGHLIGHTS FROM AUGUST 2011 NEWSLETTER TO SHAREHOLDERS REGARDING FINANCIAL STATEMENTS.

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following discussion has been edited so that only shareholder meetings announcements, portfolio, and financial issues from Kavilco's newsletter are attached to the N-CSRS. Articles not included in our filing are Direct Deposit and In Kasaan.

38th Annual Meeting of Shareholders
The 38th Annual Meeting of Shareholders is scheduled for Saturday, November 5, 2011 at Cape Fox Lodge in Ketchikan, Alaska.

Registration will take place from 11:00 a.m. to noon in the Shaa Hit Room. The meeting will begin at 1:00 p.m. and end at 3:00 p.m. The primary items of business are the approval of the Corporation's independent public accountants and the election of Directors. Directors whose terms expire this year are Jeane Breinig, Ramona Hamar and Marie Miller. Your 2010 Annual Report and Proxy Statement will be mailed in October. We urge you to attend the Annual Meeting if possible. Attendance at our shareholder meetings helps maintain good communications and understanding. Your vote is important! Even if you are unable to attend the Annual Meeting we hope you will vote your proxy as soon as possible.

The Annual Dinner and Auction will be also be held in the Shaa Hit Room at Cape Fox Lodge. Doors will open at 5:30 p.m.

Economy and Portfolio
In October 2010, the Federal Reserve launched a program to inject $600 billion into the economy over the next eight months. This action, coupled with various stimulus programs coming out of Washington, was to spark the economy in 2011. The hoped-for second quarter bounce in the economy is clearly not evolving. The Economist forecasted the current period growth would easily eclipse the 1.8% rate of gain in the initial three months. Unfortunately, the pickup in business activity will be much more muted with gross domestic product possibly not growing by more than a listless 2.0%-2.5%.

Almost all of the current data have been disappointing. The past few weeks have seen waning sales momentum at a number of retailers and weakening results in manufacturing, durable goods orders, and consumer confidence. The most distressing news is housing, which is still in a vicious cycle of foreclosures, prices falling, and buyers remaining on the sidelines. Housing experts estimate that housing prices will decline 6 percent to 8 percent nationally this year with 6 million to 7 million more foreclosures yet to come.

Unfortunately, these problems have carried over to the employment front where non-farm payrolls rose by just 54,000 in May. That was only a third of the gain forecast. Moreover, the joblessness rate ticked up to 9.1%; it was expected to ease to 8.9%. The broader measure of unemployment, which is referred to as U6 (individuals that dropped off the unemployment rolls but are seeking employment), is 16.2%.

The weaker business tone raises questions about the impact on our portfolio. Granted, an economic slowdown will negatively impact earnings which will in turn drive down the equity market. Accordingly, we may have a reduction in the unrealized gain in our stock portfolio.

Our bond investments should weather an economic slowdown. The majority of corporations we have investments in have an adequate cash position allowing them to make interest and principle payments. The one company we are still monitoring very closely is Transocean Inc. You will recall that they were the owners of the drilling rig that exploded in the Gulf last year. BP was operating the rig and has paid for the majority of the environmental damage. However, the Coast Guard issued a report citing Transocean for a number of violations. How all this will play out will take a number of years in the courts before any financial liability will be assigned to Transocean. So, for the time being we will continue to hold the bonds in our portfolio.

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
For six months ended June 30, 2011 (unaudited)

ASSETS
Investments in securities, at market value (identified cost $30,658,788)	$34,224,175
Real estate at fair value (identified cost $1,054,089)	3,588,815
Cash and cash equivalents	242,559
Interest receivable	545,288
Premises and equipment, net	27,399
Prepaid expenses and other assets	30,836

Total assets	40,837,072

LIABILITIES
Accounts payable and accrued expenses	22,804
Dividends payable	140,302

Total liabilities	163,106

NET ASSETS	$40,673,966

Net assets consist of:
Unrealized appreciation on
Investments	$244,836
Real estate	2,534,726
Contributed capital	37,894,404

Net assets	$40,673,966

Net asset value per share of Class A and Class B common stock ($40,673,966) divided by 12,000 shares outstanding)	$3,390

See accompanying notes (unaudited).

Kavilco Incorporated
(An Investment Company)

Financial Statements

SCHEDULE OF INVESTMENTS

For six months ended June 30, 2011 (unaudited)

	Principal Amount or Shares	Fair Value
INVESTMENTS IN SECURITIES - 83.8%
U.S. Corporate Obligations - 81.5%
Chemical Industry - 5.9%
The Dow Chemical Company, 5.900%, due February 15, 2015	610,000	$685,225
E.I. DuPont de Nemour, 5.250%, due December 15, 2016	1,519,000	1,716,986
Total Chemical Industry		2,402,211

Communications - 12.7%
Comcast Corp., 10.625%, due July 15, 2012	1,338,000	1,470,970
AT&T, 5.100%, due September 15, 2014	1,250,000	1,373,675
CBS Corporation, 4.625%, due May 15, 2018	2,000,000	2,061,160
Deutsche Telekom Int. Fin., 6.000%, due July 8, 2019	250,000	285,473
Total Communications		5,191,278

Consumer, Cyclical - 10.5%
Dayton Hudson, 8.600%, due January 15, 2012	100,000	104,248
Home Depot Inc., 5.250%, due December 16, 2013	1,000,000	1,092,740
Safeway Inc., 5.625%, due August 15, 2014	1,229,000	1,357,701
Target Corp., 5.875%, due July 15, 2016	1,000,000	1,169,140
Avon Products, 6.500%, due March 1, 2019	500,000	572,525
Total Consumer, Cyclical		4,296,354

Consumer, Non-cyclical - 4.8%
Coca Cola Enterprises, 8.500%, due February 1, 2012	700,000	732,522
McDonald's Corp., 5.300%, due March 15, 2017	500,000	571,915
Kraft Foods Inc., 6.500%, due August 11, 2017	250,000	293,893
Yum! Brands Inc., 5.300%, due September 15, 2019	355,000	381,579
Total Consumer, Non-cyclical		1,979,909

Diversified Company Industry - 5.4%
TYCO Intl Group, 6.000%, due November 15, 2013	1,245,000	1,376,298
Fortune Brands Inc., 6.375%, due June 15, 2014	500,000	555,860
ITT Corp., 6.125%, due May 1, 2019	250,000	293,373
Total Diversified Company Industry		2,225,531

Energy - 14.0%
Kinder Morgan Energy Partners, 5.625%, due February 15, 2015	500,000	557,880
PPL Energy Supply LLC, 5.700%, due October 15, 2015	80,000	86,212
Plains All American Pipeline, 6.125%, due January 15, 2017	1,345,000	1,505,068
XTO Energy Inc., 6.250%, due August 1, 2017	1,000,000	1,211,360
Kinder Morgan Energy Partners, 5.950%, due February 15, 2018	460,000	512,518
Transocean Inc., 7.375%, due April 15, 2018	1,350,000	1,571,967
Hess Corporation, 8.125%, due February 15, 2019	199,000	251,795
Total Energy		5,696,800

Financial - 2.2%
Boeing Capital Corp., 6.500%, due February 15, 2012	500,000	518,545
American Express Credit Co., 5.300%, due December 2, 2015	117,000	128,309
General Electric Capital Corp., 5.625%, due September 15, 2017	215,000	237,364
Total Financial		884,218

Paper & Forest Products Industry - 1.6%
International Paper, 9.375%, due May 15, 2019	500,000	638,510

Technology - 8.7%
Xerox Corporation, 5.500%, due May 15, 2012	2,000,000	2,079,420
Cisco Systems Inc., 5.500%, due February 22, 2016	960,000	1,091,530
Oracle Corp., 5.000%, due July 18, 2019	250,000	272,920
Adobe Systems Inc., 4.750%, due February 1, 2020	100,000	103,129
Total Technology		3,546,999

Transportation - 6.8%
CSX Corp., 5.500%, due August 1, 2013	964,000	1,045,641
Union Pacific Corp., 4.875%, due January 15, 2015	1,000,000	1,093,390
FedEx Corp., 8.000%, due January 15, 2019	500,000	628,340
Total Transportation		2,770,371

Utilities - 8.9%
Dominion Resources Inc., 5.000%, due March 15, 2013	1,000,000	1,066,130
Potomac Electric Power, 4.650%, due April 15, 2014	600,000	647,934
American Electric Power, 5.250%, due June 1, 2015	50,000	54,951
Southern Power Company, 4.875%, due July 15, 2015	1,250,000	1,364,650
Southern Electric Power, 5.550%, due January 15, 2017	174,000	188,440
Metropolitan Edison, 7.700%, due January 15, 2019	250,000	301,328
Total Utilities		3,623,433

Total U.S. Corporate Obligations (cost $30,834,210)		33,255,614

U.S. Common Stock - 2.3%
Computer Software & Services - 0.2%
Microsoft Corp.	3,640	94,640

Drug Industry - 0.3%
Merck & Co. Inc.	1,500	52,935
Pfizer Inc.	2,500	51,500
Sanofi-Aventis-ADR	600	24,102

Total Drug Industry		128,537

Electric Utility - 0.4%
Consolidated Edison Inc.	600	31,944
Duke Energy Corp.	700	13,181
NSTAR	600	27,588
Progress Energy Inc.	600	28,806
Scana Corp.	700	27,559
Southern Company	600	24,228
Total Electric Utility		153,306

Exchange Traded Funds - less than 1%
iShares Investment Grade Corp. Bonds	200	22,026
SPDR Gold Trust	50	7,300
Total Exchange Traded Funds		29,326

Food Processing - 0.2%
Kraft Foods Inc.	1,500	52,845
Unilever PLC	800	25,912

Total Food Processing		78,757

Natural Gas (Diversified) - 0.1%
ONEOK Inc.	600	44,406

Petroleum Industry - less than 1%
Royal Dutch Shell PLC	400	28,452

Real Estate Investment Trust - 0.2%
AvalonBay Communities	400	51,360
Ventas Inc.	600	31,626
Total Real Estate Investment Trust		82,986

Telecommunications Services - 0.4%
AT&T	2,400	75,384
CenturyTel Inc.	800	32,344
Frontier Communications Corp.	192	1,549
Verizon Communications Inc.	2,000	74,460
Total Telecommunication Services		183,737

Total Common Stock (cost $597,156)		824,147

Publicly Traded Partnerships - 0.4%
Oil/Gas Distribution - 0.4%
Buckeye Partners LP	500	32,280
Energy Transfer Partners LP	600	29,322
Kinder Morgan Energy Partners	500	36,300
Plains All American Pipeline	400	25,600
Suburban Propane Partners LP	400	20,912
Total Oil/Gas Distribution		144,414

Total Publicly Traded Partnerships (cost $101,630)		144,414

Total Investments in Securities (identified cost $31,532,996)		$34,224,175

See accompanying notes (unaudited).

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF OPERATIONS

For six months ended June 30, 2011 (unaudited)

INVESTMENT INCOME
Interest	$849,671
Dividends	19,344

Total investment income	869,015

EXPENSES
Salaries and benefits	148,529
Directors' compensation and expenses	114,925
Legal and accounting	41,796
Custodian	9,498
Insurance	48,879
Office and equipment leases	32,340
General and administrative	37,585

Total expenses	433,552

Net investment income	435,463

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	18,259
Net increase in unrealized appreciation on investments (Note 4)	244,836

Total realized and unrealized gain on investments	263,095

NET OPERATING INCOME	698,558
OTHER INCOME	80,492

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$779,050

See accompanying notes (unaudited).

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

For six months ended June 30, 2011 (unaudited)

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$435,463
Net realized gain on investments	18,259
Net increase in unrealized appreciation on investments	244,836
Other income	80,492

Net increase in net assets resulting from operations	779,050

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS	(228,000)

Total increase in net assets	551,050
NET ASSETS
Beginning of year	40,122,916

Six months ended	$40,673,966

See accompanying notes (unaudited).

Kavilco Incorporated
(An Investment Company)

Financial Statements

NOTES TO THE FINANCIAL STATEMENTS

For the six months ended June 30, 2011 (unaudited)

Note 1. SEC Compliance
The following information discussed in Notes 1 and 3 are required to be conveyed to shareholders pursuant to Section 30 of the Investment Act of 1940.
Board fees: $28,600
Officers' compensation: $113,453

Note 2. Financial Accounting Standards No.157
The Company adopted the provisions of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data from sources independent of the Company. Unobservable inputs reflect the Company’s own assumption about the assumptions that market participants would use in pricing the asset or liability developed on the best information available in the circumstance. The three-tier hierarchy of inputs is summarized below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Company's own assumptions in determining fair value of investments

The following table summarizes the valuation of the Company’s investments by the above fair value hierarchy levels as of June 30, 2011.

	Level 1	Level 2	Level 3	Balance as of June 30, 2011

ASSETS
Investments
U.S. corporate obligations	$-	$33,255,614	$-	$33,255,614
Common stock	824,147	-	-	824,147
Publicly traded partnerships	144,414	-	-	144,414
Real estate	-	-	3,588,815	3,588,815

	$968,561	$33,255,614	$3,588,815	$37,812,990

Note 3. Purchases and Sales of Securities
Purchases and sales of securities for the six months ended June 30, 2011 totaled $2,469,457 and $3,473,490 respectively.

Note 4. Unrealized Gain on Investments
Unrealized gain/loss is an accounting adjustment and does not enter into the calculation of dividend payments.

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders filed under Item 1 of this Form N-CSRS.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The Alaska Native Claims Settlement Act (ANCSA), which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock was given to its shareholders. It can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. There is no provision in the ANCSA regulations for repurchase of shares.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were voted on by shareholders during the period covered by this report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s President/Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSRS:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Certification of President/Chief Executive Officer

12 (a) (2)	Certification of Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Kavilco Incorporated

By:	/s/ Louis A. Thompson
Louis A. Thompson
President/Chief Executive Officer

Date: August 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott Burns
Scott Burns
Chief Financial Officer

Date: August 16, 2011